UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3330 Caminito Daniella
 Del Mar, California, United States 92014
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On November 29, 2021, Salona Global Medical Device Corporation (the "Registrant") and certain of its affiliates ("Affiliates", and together with the Registrant, the "Company") entered into a Contribution Agreement (the "Contribution Agreement") with ALG-Health LLC, an Ohio limited liability company ("ALG"), and Adam Harmon ("Harmon")"), ALG's sole member and manager pursuant to which: (i) the Company contributed $10,000 to ALG Health Plus, LLC, a newly-formed manager-managed Delaware limited liability company ("AHP") controlled by the Company in exchange for 10,000 Class A Units of membership interests in AHP; and (ii) ALG and Harmon contributed to AHP exclusive rights to sell to certain customers and related sales orders and supply agreements in exchange for 1,000 Class B Units of membership interest in AHP and 200,000 Class C Units of membership interest in AHP issued to Harmon.

The terms of the Class A Units, the Class B Units and Class C Units (collectively the "Units") are set forth in the Limited Liability Company Agreement of AHP dated November 29, 2021 between the Company and Harmon (the "LLC Agreement"). The Company, as the holder of the Class A Units, has the sole right to receive allocations and distributions from AHP, and the sole right to vote. The Class B Units and Class C Units are non-voting and receive no allocations or distributions from AHP. The Manager of AHP is the Company. The LLC Agreement further provides that, subject to certain call rights held by the Company, the Class B Units and the Class C Units are exchangeable into Class "A" non-voting common shares of the Company (the "Class A Shares") as follows:

(i) If AHP generates revenue of $1,000,000 during the quarter ended February 28, 2022, commencing November 29, 2022, the Class B Units become exchangeable for 1,000,000 Class A Shares of the Registrant.

(ii) For the quarter ended February 28, 2022, and each of the quarterly periods thereafter through February 28, 2024, commencing 15 days after the end of such quarter, the Class C Units become exchangeable for 100 Class A Shares for each $50.00 of EBITDA generated by AHP during such quarterly period.

Pursuant to the terms of that certain Contribution and Exchange Agreement dated November 29, 2021 between Harmon and the Company (the "Exchange Agreement"), the Class A Shares are convertible into shares of the Registrant's Common Shares which are listed on the TSX Venture Exchange (the "Listed Shares") on a one-for-one basis. The Class A Shares have the same attributes as the Listed Shares, provided, however that they do not carry the right to vote, and are not convertible to the extent that it would result in a holder holding more than 9.9% of the Listed Shares.  Furthermore, each of the holders of the Class B Units and the Class C Units is restricted from holding more than 500,000 Listed Shares at any one time, and the maximum number of Listed Shares that are issuable upon conversion of the Class A shares issued in exchange for the Class B Units and the Class C Units is 21,000,000 Listed Shares.

The Contribution Agreement and the agreements entered in connection therewith (the "Agreements") contain customary representations, warranties, covenants, and indemnification provisions of the parties. The foregoing description of the Contribution Agreement, the LLC Agreement and the Exchange Agreement does not purport to be complete, is solely intended as a summary of the material terms of the Agreements and qualified in its entirety by reference to the full text of the Contribution Agreement and the other Agreements, which are attached herewith as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K relating to the issuance of securities which may result in the Registrant issuing the Listed Shares is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On November 30, 2021, the Registrant issued a press release announcing the matters described in Item 1.01 of this Current Report on Form 8-K. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (and is incorporated by reference herein).

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18, (and shall not be deemed to be incorporated by reference into the filings of the Registrant  under the Securities Act of 1933 or the Exchange Act), except as shall be expressly set forth by specific reference in any such filing. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Contribution Agreement dated as of November 29, 2021 by and among the Company, ALG Health Plus, LLC, Adam Harmon, ALG-Health LLC and other the parties named therein.*

10.2	Limited Liability Company Agreement of ALG Health Plus, LLC dated as of November 29, 2021 by and between Inspira Financial Company and Adam Harmon.

10.3	Contribution and Exchange Agreement dated as of November 29, 2021 by and between Salona Global Medical Device Corp and Adam Harmon.

99.1	Press Release of Salona Global Medical Device Corporation dated November 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: December 3, 2021	By:	/s/ Leslie Cross
Name: Leslie Cross
Title: Chairman of the Board and Interim Chief Executive Officer